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                                                                EXHIBIT 10.(a).1

                                     CONSENT
                                   BY AUDITOR



        The undersigned hereby consent to: (i) the inclusion and use of our opinions with respect to Yarc Systems Corporation, Inc., in the Registration Statement filed with the Securities and Exchange Commission by Yarc Systems Corporation, Inc., and (ii) the references to us in the Registration Statement.


                                            Barry Glasser & Company


Date: April 26, 2000                        By: /s/ BARRY GLASSER
                                               ---------------------------------
                                               Barry Glasser